UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: May 13, 2004

Vision Bancshares, Inc.

(Name of Small Business Issuer in Its Charter)

Alabama	333-88073	63-1230752
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 West 1st Street

Gulf Shores, Alabama 36542

(251) 967-4212

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Vision Bancshares, Inc. Press Release dated May 12, 2004

Item 9. Regulation FD Disclosure

On May 12, 2004, Vision Bancshares, Inc. issued a press release announcing it results of operations for the three-month period ended March 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: May 13, 2004

VISION BANCSHARES, INC.

/s/ William E. Blackmon
By:	William E. Blackmon
Its:	Chief Financial Officer